EXHIBIT 99.2

Beverly Third Quarter EPS from Continuing Operations Totaled 19 Cents;
                    Revenues Up 10%, EBITDA Up 21%

    FORT SMITH, Ark.--(BUSINESS WIRE)--Nov. 8, 2004--Beverly Enterprises, Inc. (NYSE:BEV) today announced that net income from continuing operations totaled $21.2 million (19 cents per share diluted) in the third quarter of 2004, compared to $8.1 million (7 cents per share diluted) in the 2003 third quarter. Revenues from continuing operations for the 2004 third quarter totaled $508.2 million, an increase of more than 10 percent from the comparable period in 2003.
    "Double-digit revenue increases and continued contributions from on-going cost-control initiatives contributed to a 21 percent increase in EBITDA(a) and a gain of 80 basis points in our overall EBITDA margin to 9.4 percent for the 2004 third quarter, compared to the year-earlier period," said William R. Floyd, Beverly Chairman and Chief Executive Officer. "We generated robust cash flow from operations during the quarter totaling nearly $60 million that, combined with our strong cash position, enabled us to acquire Hospice USA for cash - and, at the same time, invest $16 million primarily to further improve our skilled nursing facilities."
    Floyd added: "We believe there is upside potential in the 2004 EBITDA range from continuing operations that we had previously targeted at $180 million to $185 million. This range, for example, does not include the impact of pending provider tax plans in Indiana and Pennsylvania, which are expected to increase EBITDA by $12 million to $14 million. We believe these plans will be implemented during the fourth quarter, but approval could slip into 2005.
    "The $180 million to $185 million EBITDA range also does not include operating results from assets held for sale or from discontinued operations, and excludes the refinancing charge we recorded earlier this year. However, it does reflect EBITDA contributions from our recent acquisition of Hospice USA. We're on track with the integration of the 18 new hospice operations in Tennessee, Mississippi and Alabama. This acquisition is expected to contribute nearly $2 million in EBITDA for 2004."
    (a) EBITDA is earnings before interest, taxes, depreciation and amortization; EBITDA margin is EBITDA as a percentage of total revenues.

    Financial and Operating Highlights

    Income

    -- 163% increase in 2004 third-quarter net income from continuing operations primarily reflects revenue gains and margin improvement in Skilled Nursing Facilities - as well as revenue increases of 88% in AseraCare Hospice (comparisons based on 2003 third quarter). The increased income also reflects a reduction of $4.9 million (31%) in interest expense.

    -- Net income of $24.4 million (22 cents per share diluted) reflects net income from discontinued operations of $3.2 million (3 cents per share diluted). Net income in the 2003 third quarter of $10 million (9 cents per share diluted) included $1.9 million (2 cents per share diluted) of income from discontinued operations.

    Skilled Nursing Facilities

    -- 45% increase in EBITDA and 239 basis-point increase in EBITDA margin primarily reflect higher revenues, growth in Medicare patient mix and reduced bad debt expense resulting from increased patient collection rates.

    -- Occupancy at the 331 facilities in continuing operations averaged 89% vs. 88.3% for 2003 third quarter - an increase of 70 basis points.

    -- Medicare patients as a share of total patient days rose to 11.4% - the 19th consecutive increase in these higher-acuity, higher-revenue patients from year-earlier periods.

    -- Medicare revenues rose 8.9% - reflecting a 6.26% increase in Medicare rates (effective October 1, 2003), treatment of higher-acuity patients and increased Medicare census.

    -- Medicaid per diem rates - excluding the impact of prior-year adjustments - increased 5.3% (4.8% net of the cost of provider taxes) and private/managed-care rates were up 5.7% (compared to the 2003 third quarter).

    -- The weighted-average wage rate rose less than 3.8%, compared to the 2003 third quarter. The increase was less than projected because of more efficient facility staffing resulting from the labor management system implemented in early 2004.

    -- Nursing patient receivables at the end of the 2004 third quarter totaled $180.6 million (35 days sales outstanding), compared to $254.8 million (44 days) for the year-earlier period.

    Aegis Therapies / AseraCare Hospice

    -- Increase of 60% in Aegis Therapies third-party revenues over 2003 third quarter results primarily reflects net addition of 82 new customers during the last nine months and continued development of business from its existing customer base.

    -- EBITDA and margins were reduced by higher labor costs, the result of a tightening market for therapists. However, margins remain at attractive levels relative to other major providers of therapy services and to Beverly's skilled nursing operations.

    -- Third-party revenues from the Aegis "same-customer" base were up 19% during the first nine months of 2004, compared to the year-earlier period.

    -- Aegis provides physical, occupational and speech therapy to nearly 590 outside clients - as well as to the Beverly system of nursing facilities.

    -- The 88% increase in AseraCare Hospice revenues (compared to 2003 third quarter) reflects 33% increase in existing hospice programs, as well as incremental revenue of $5.5 million from the July 30 acquisition of Hospice USA.

    -- Average daily census - excluding the Hospice USA acquisition - was 1,222 for the 2004 third quarter, an increase of 28% from the year-earlier period and 11% from the 2004 second quarter. Including the acquisition, average daily census for the 2004 third quarter was 1,792, which makes AseraCare the sixth largest hospice provider in the nation. At September 30, AseraCare Hospice operated a total of 44 locations in 14 states.

    -- The smooth integration of the former Hospice USA locations into AseraCare reflects a comprehensive plan that already was in place when the initial purchase agreement was signed. Operational and information technology systems already are fully integrated, and the expanded hospice unit is being operated as a single business.

    Beverly shareholders may listen to a discussion by senior management of the Company's performance at 8:30 a.m. ET tomorrow, Tuesday, November 9, by dialing 1-800-263-8506 or 1-719-457-2681 and entering reservation number 938269. A recording of this conference call will be available from 11:30 a.m. ET tomorrow until midnight Friday, November 19. Shareholders may dial 1-888-203-1112 or 1-719-457-0820 and enter reservation number 938269 to access the recording. In addition, CEO William R. Floyd will make a presentation at 11:00 a.m. ET tomorrow, Tuesday, November 9, at the CIBC World Markets Healthcare Conference. His presentation will be webcast live and can be accessed in the Investor Relations section of Beverly's Web site at www.beverlycorp.com. A replay of the webcast will be available at the same location for 30 days.
    The statements in this press release relating to matters that are not historical facts are forward-looking statements based on management's beliefs and assumptions using currently available information and expectations as of the date hereof. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties including the risks and uncertainties detailed from time to time in Beverly's filings with the Securities and Exchange Commission. Although Beverly believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. Beverly assumes no duty to publicly update or revise such statements, whether as a result of new information, future events or otherwise.
    Beverly Enterprises, Inc. and its operating subsidiaries are leading providers of healthcare services to the elderly in the United States. Beverly currently operates 354 skilled nursing facilities, as well as 18 assisted living centers, and 45 hospice and home care centers. Through Aegis Therapies, Beverly also offers rehabilitative services on a contract basis to facilities operated by other care providers.


                      BEVERLY ENTERPRISES, INC.
          CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
               (In thousands, except per share amounts)
                          September 30, 2004


                           Three Months Ended     Nine Months Ended
                              September 30,         September 30,
                           ------------------- -----------------------
                             2004      2003       2004        2003
                           --------- --------- ----------- -----------
Revenues                   $508,169  $461,201  $1,486,304  $1,345,030
Costs and expenses:
        Wages and related   300,734   275,922     856,406     807,289
        Provision for
         insurance and
         related items       29,407    27,892      90,381      82,165
        Other operating
         and
         administrative     131,560   116,498     391,449     346,869
        Depreciation and
         amortization        15,918    14,783      46,241      43,634
        Adjustment related
         to California
         investigation
         settlement               -         -           -        (925)
        Asset impairments,
         workforce
         reductions and
         other unusual
         items                 (613)    1,343       1,188       2,672
                           --------- --------- ----------- -----------
             Total costs
              and expenses  477,006   436,438   1,385,665   1,281,704
                           --------- --------- ----------- -----------
Income before other income
 (expenses)                  31,163    24,763     100,639      63,326
   Other income
    (expenses):
        Interest expense    (11,122)  (16,029)    (35,068)    (47,761)
        Costs related to
         early
         extinguishment of
         debt                  (176)        -     (40,430)          -
        Interest income       1,246     1,170       4,089       3,554
        Net gains on
         dispositions           582         2         614         399
                           --------- --------- ----------- -----------
             Total other
              expenses,
              net            (9,470)  (14,857)    (70,795)    (43,808)
                           --------- --------- ----------- -----------
Income before provision
 for income taxes and
 discontinued operations     21,693     9,906      29,844      19,518
Provision for income taxes      536     1,853       3,038       4,290
                           --------- --------- ----------- -----------
Income before discontinued
 operations                  21,157     8,053      26,806      15,228
Discontinued operations,
 net of taxes: for the
 quarters 2004 - $(59)
 and 2003 - $0; for the
 nine months 2004 - $286
 and 2003 - $0                3,243     1,930      (4,890)     24,434
                           --------- --------- ----------- -----------
Net income                  $24,400    $9,983     $21,916     $39,662
                           ========= ========= =========== ===========
Net income (loss) per
 share of common stock:
    Basic:
        Before
         discontinued
         operations           $0.20     $0.08       $0.25       $0.14
        Discontinued
         operations            0.03      0.01       (0.05)       0.23
                           --------- --------- ----------- -----------
        Net income per
         share of common
         stock                $0.23     $0.09       $0.20       $0.37
                           ========= ========= =========== ===========
        Shares used to
         compute basic net
         income (loss) per
         share              108,039   107,142     107,613     106,356
                           ========= ========= =========== ===========
    Diluted:
        Before
         discontinued
         operations           $0.19     $0.07       $0.25       $0.14
        Discontinued
         operations            0.03      0.02       (0.05)       0.23
                           --------- --------- ----------- -----------
        Net income per
         share of common
         stock                $0.22     $0.09       $0.20       $0.37
                           ========= ========= =========== ===========
        Shares used to
         compute diluted
         net income (loss)
         per share          109,061   107,600     108,673     106,510
                           ========= ========= =========== ===========


BEVERLY ENTERPRISES, INC.
SUPPLEMENTARY INFORMATION

                            Three Months Ended     Nine Months Ended
                               September 30,         September 30,
                           ---------- ---------- ---------- ----------
                              2004       2003       2004       2003
                           ---------- ---------- ---------- ----------
Number of Nursing Home
 Facilities:
  Owned                          264        294        264        294
  Leased                          91        114         91        114
                           ---------- ---------- ---------- ----------
  Total                        355(1)       408      355(1)       408
                           ========== ========== ========== ==========

Number of Beds:
  Owned                       27,327     31,071     27,327     31,071
  Leased                      10,004     12,489     10,004     12,489
                           ---------- ---------- ---------- ----------
  Total                     37,331(1)    43,560   37,331(1)    43,560
                           ========== ========== ========== ==========

Assisted Living Centers           18         21         18         21
Home Care Centers                 45         22         45         22
Outpatient Clinics              10(1)        10       10(1)        10

Nursing Patient Days       2,828,000  2,852,000  8,428,000  8,462,000


Nursing Home Occupancy -
 Continuing Ops (based on
 operational beds)             89.00%     88.33%     88.58%     88.03%
Operational beds              34,395     35,036     34,395     35,036

Patient Mix (based on
 patient days):
  Medicaid                     71.56%     71.08%     70.83%     70.53%
  Medicare                     11.42%     11.31%     12.13%     11.77%
  Private & Other              17.02%     17.61%     17.04%     17.70%

Sources of Revenue (based
 on $):
  Medicaid                     50.84%     53.45%     50.41%     52.19%
  Medicare                     27.61%     25.59%     28.05%     26.50%
  Private & Other              21.55%     20.96%     21.54%     21.31%

Nursing Average per diem
 rate (including
 ancillaries)                $160.66    $149.88    $159.58    $147.89

Hospice Average Daily
 Census                        1,792        952      1,293        863
Aegis Outside Contracts          592        480        592        480

Wages and related expenses
 as a % of revenues            59.18%     59.83%     57.62%     60.02%

(1) 24 Nursing Home Facilities and 10 Outpatient Clinics are held for sale as of September 30, 2004.


BEVERLY ENTERPRISES, INC.
SUPPLEMENTARY INFORMATION
ANALYSIS OF REVENUES

                             Three Months Ended    Nine Months Ended
                               September 30,         September 30,
                            ------------------  ----------------------
                              2004      2003       2004        2003
                            --------  --------  ----------  ----------
REVENUES (In thousands)
-----------------------

  NURSING FACILITIES:
       MEDICAID            $258,577  $247,784  $  750,864  $  704,138
       MEDICARE             104,220    95,716     329,350     293,678
       PRIVATE & OTHER       92,887    85,582     268,946     259,255
                            --------  --------  ----------  ----------

            SUBTOTAL        455,684   429,082   1,349,160   1,257,071

  AEGIS THERAPIES            31,975    20,044      89,023      55,444
  HOSPICE/HOME CARE          19,247    10,369      42,399      27,757
  OTHER                       1,263     1,706       5,722       4,758
                            --------  --------  ----------  ----------

TOTALS                     $508,169  $461,201  $1,486,304  $1,345,030
                            ========  ========  ==========  ==========


NURSING PATIENT DAYS
 (In thousands)
--------------------

  MEDICAID                    2,024     2,027       5,970       5,968
  MEDICARE                      323       322       1,022         996
  PRIVATE & OTHER               481       503       1,436       1,498
                            --------  --------  ----------  ----------

TOTALS                        2,828     2,852       8,428       8,462
                            ========  ========  ==========  ==========


NURSING PER DIEM RATES
 (Including Ancillaries)
------------------------

  MEDICAID                 $ 126.26  $ 119.95  $   124.34  $   116.87
  MEDICARE - PART A          326.04    296.88      322.16      294.78
  PRIVATE & OTHER            158.96    150.37      157.09      148.89
                            --------  --------  ----------  ----------

TOTALS(1)                  $ 160.66  $ 149.88  $   159.58  $   147.89
                            ========  ========  ==========  ==========

(1) Weighted Average Rates


BEVERLY ENTERPRISES, INC.
SUPPLEMENTARY INFORMATION
ANALYSIS OF OTHER OPERATING AND ADMINISTRATIVE EXPENSES
(In thousands)

                               Three Months Ended   Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                 2004      2003      2004      2003
                               --------- --------- --------- ---------

SUPPLIES                       $ 28,425  $ 27,376  $ 85,257  $ 80,028

FOOD                              9,594    10,387    29,038    31,767

UTILITIES                        12,702    12,387    40,938    39,121

OTHER CONTROLLABLES              53,725    41,768   156,527   125,535

REAL ESTATE RENTAL                8,066     7,970    24,018    24,562

EQUIPMENT RENTAL                  4,728     3,956    13,353    12,308

OTHER NONCONTROLLABLES           14,320    12,654    42,318    33,548
                               --------- --------- --------- ---------

      TOTALS                   $131,560  $116,498  $391,449  $346,869
                               ========= ========= ========= =========


                      BEVERLY ENTERPRISES, INC.
          CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
               (In thousands, except per share amounts)

                                          2003
                   ---------------------------------------------------
                    1st qtr   2nd qtr   3rd qtr   4th qtr      YTD
                   --------- --------- --------- --------- -----------
Revenues           $437,598  $446,231  $461,201  $475,116  $1,820,146
Costs and
 expenses:
 Wages and related  263,197   268,170   275,922   279,914   1,087,203
 Provision for
  insurance and
  related items      24,492    29,781    27,892    29,300     111,465
 Other operating
  and
  administrative    116,079   114,292   116,498   123,200     470,069
 Depreciation and
  amortization       14,287    14,564    14,783    15,514      59,148
 Adjustment
  related to
  California
  investigation
  settlement              -      (925)        -         -        (925)
 Asset
  impairments,
  workforce
  reductions and
  other unusual
  items               1,187       142     1,343     1,153       3,825
                   --------- --------- --------- --------- -----------
   Total costs and
    expenses        419,242   426,024   436,438   449,081   1,730,785
                   --------- --------- --------- --------- -----------
Income before
 other income
 (expenses)          18,356    20,207    24,763    26,035      89,361
 Other income
  (expenses):
 Interest expense   (15,996)  (15,736)  (16,029)  (15,553)    (63,314)
 Costs related to
  early
  extinguishment
  of debt                 -         -         -    (6,634)     (6,634)
 Interest income      1,211     1,173     1,170     1,809       5,363
 Net gains
  (losses) on
  dispositions         (194)      591         2        23         422
 Gain on sale of
  equity
  investment              -         -         -     6,686       6,686
                   --------- --------- --------- --------- -----------
   Total other
    expenses, net   (14,979)  (13,972)  (14,857)  (13,669)    (57,477)
                   --------- --------- --------- --------- -----------
Income before
 provision for
 income taxes and
 discontinued
 operations           3,377     6,235     9,906    12,366      31,884
Provision for
 income taxes         1,236     1,201     1,853       779       5,069
                   --------- --------- --------- --------- -----------
Income before
 discontinued
 operations           2,141     5,034     8,053    11,587      26,815
Discontinued
 operations, net
 of taxes of
 $3,378              10,047    12,457     1,930    29,219      53,653
                   --------- --------- --------- --------- -----------
Net income          $12,188   $17,491    $9,983   $40,806     $80,468
                   ========= ========= ========= ========= ===========
Net income per
 share of common
 stock:
  Basic:
   Before
    discontinued
    operations        $0.02     $0.05     $0.08     $0.11       $0.25
   Discontinued
    operations         0.10      0.11      0.01      0.27        0.50
                   --------- --------- --------- --------- -----------
   Net income per
    share of
    common stock      $0.12     $0.16     $0.09     $0.38       $0.75
                   ========= ========= ========= ========= ===========
   Shares used to
    compute basic
    net income per
    share           104,743   107,156   107,142   107,201     106,582
                   ========= ========= ========= ========= ===========
  Diluted:
   Before
    discontinued
    operations        $0.02     $0.05     $0.07     $0.11       $0.25
   Discontinued
    operations         0.10      0.11      0.02      0.27        0.50
                   --------- --------- --------- --------- -----------
   Net income loss
    per share of
    common stock      $0.12     $0.16     $0.09     $0.38       $0.75
                   ========= ========= ========= ========= ===========
   Shares used to
    compute
    diluted net
    income per
    share           104,743   107,161   107,600   108,089     106,920
                   ========= ========= ========= ========= ===========

For all periods presented, amounts have been adjusted to exclude discontinued operations as of September 30, 2004.


                       BEVERLY ENTERPRISES, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                        (Dollars in thousands)

                                            September 30, December 31,
                                                2004         2003
                                            ------------- ------------
                                             (Unaudited)     (Note)
                                ASSETS
Current assets:
 Cash and cash equivalents                      $207,360     $258,815
 Accounts receivable, less allowance for
  doubtful accounts: 2004 - $33,326; 2003 -
  $31,615                                        215,338      164,635
 Notes receivable, less allowance for
  doubtful notes: 2004 - $2,300; 2003 -
  $3,336                                           6,499       13,724
 Operating supplies                                9,250       10,425
 Assets held for sale                             15,128        3,498
 Investment in Beverly Funding Corporation             -       31,342
 Prepaid expenses and other                       39,135       33,377
                                            ------------- ------------
     Total current assets                        492,710      515,816
Property and equipment, net                      646,860      694,220
Other assets:
 Goodwill, net                                   124,467       57,102
 Other, less allowance for doubtful
  accounts and notes: 2004 - $1,462; 2003 -
  $2,120                                          70,635       79,283
                                            ------------- ------------
     Total other assets                          195,102      136,385
                                            ------------- ------------
                                              $1,334,672   $1,346,421
                                            ============= ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                $59,081      $67,572
 Accrued wages and related liabilities            95,478      116,717
 Accrued interest                                  9,066        6,896
 General and professional liabilities             63,422       93,736
 Federal government settlement obligations        14,064       13,125
 Liabilities held for sale                           622          672
 Other accrued liabilities                        87,143      102,289
 Current portion of long-term debt                11,644       13,354
                                            ------------- ------------
     Total current liabilities                   340,520      414,361
Long-term debt                                   558,488      552,873
Other liabilities and deferred items             173,971      141,001
Commitments and contingencies
Stockholders' equity:
 Preferred stock, shares authorized:
  25,000,000                                           -            -
 Common stock, shares issued: 2004 -
  116,241,478; 2003 - 115,594,806                 11,624       11,559
 Additional paid-in capital                      897,476      895,950
 Accumulated deficit                            (538,909)    (560,825)
 Treasury stock, at cost: 8,283,316             (108,498)    (108,498)
                                            ------------- ------------
     Total stockholders' equity                  261,693      238,186
                                            ------------- ------------
                                              $1,334,672   $1,346,421
                                            ============= ============

Note: The balance sheet at December 31, 2003 has been derived from the audited consolidated financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles in the United States for complete financial statements.


                       BEVERLY ENTERPRISES, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (Unaudited)
                        (Dollars in thousands)

                                                    Nine Months Ended
                                                      September 30,
                                                   -------------------
                                                     2004      2003
                                                   --------- ---------
Cash flows from operating activities:
    Net income                                      $21,916   $39,662
    Adjustments to reconcile net income to net
     cash provided by (used for) operating
     activities, including discontinued
     operations:
        Depreciation and amortization                47,656    52,845
        Provision for reserves on accounts, notes
         and other receivables, net                  10,772    22,670
        Amortization of deferred financing costs      2,107     3,655
        Costs related to early extinguishments of
         debt                                        40,430         -
        Asset impairments, workforce reductions
         and other unusual items                      3,799     5,224
        Gains on dispositions of facilities and
         other assets, net                             (455)  (47,254)
        Adjustment related to California
         investigation settlement                         -      (925)
        Insurance related accounts                  (12,833)    4,189
        Changes in operating assets and
         liabilities, net of acquisitions and
         dispositions:
            Accounts receivable                     (53,955)  (20,153)
            Prepaid expenses                          8,139    (6,635)
            Accounts payable and other accrued
             expenses                               (23,140)    2,501
            Income taxes                             (2,497)    2,337
            Other, net                               (4,219)   (4,689)
                                                   --------- ---------
                Total adjustments                    15,804    13,765
                                                   --------- ---------
                Net cash provided by operating
                 activities                          37,720    53,427
Cash flows from investing activities:
        Capital expenditures                        (37,964)  (29,054)
        Payments for acquisitions, net of cash
         acquired                                   (71,479)     (404)
        Proceeds from dispositions of facilities
         and other assets, net                       22,346   173,102
        Proceeds from Beverly Funding Corporation
         investment                                  28,956         -
        Collections on notes receivable              32,268       510
        Payments for designated funds, net             (958)   (5,320)
        Other, net                                  (24,316)   (9,010)
                                                   --------- ---------
            Net cash (used for) provided by
             investing activities                   (51,147)  129,824
Cash flows from financing activities:
        Repayments of long-term debt               (207,479)  (58,212)
        Repayments of off-balance sheet financing         -   (69,456)
        Proceeds from issuance of new debt          211,384         -
        Proceeds from exercise of stock options       1,399        98
        Deferred financing and other costs          (43,332)   (2,409)
                                                   --------- ---------
            Net cash used for financing activities  (38,028) (129,979)
                                                   --------- ---------
Net increase (decrease) in cash and cash
 equivalents                                        (51,455)   53,272
Cash and cash equivalents at beginning of period    258,815   115,445
                                                   --------- ---------
Cash and cash equivalents at end of period         $207,360  $168,717
                                                   ========= =========
Supplemental schedule of cash flow information:
Cash paid during the period for:
    Interest, net of amounts capitalized            $30,969   $45,799
    Income tax payments, net                          5,821     1,953


                      BEVERLY ENTERPRISES, INC.
                        EBITDA Reconciliation
               (In thousands, except per share amounts)

                                                    Three Months Ended
                                                       September 30,
                                                   -------------------
                                                     2004      2003
                                                   --------- ---------
Revenues                                           $508,169  $461,201
Costs and expenses:
        Wages and related                           300,734   275,922
        Provision for insurance and related items    29,407    27,892
        Other operating and administrative          131,560   116,498
        Asset impairments, workforce reductions
         and other unusual items                       (613)    1,343
        Net gains on dispositions                      (582)       (2)
                                                   --------- ---------
             Total costs and expenses               460,506   421,653
                                                   --------- ---------
EBITDA (Continuing operations)                       47,663    39,548
     Other income (expenses):
        Depreciation and amortization               (15,918)  (14,783)
        Interest expense                            (11,122)  (16,029)
        Costs related to early extinguishments of
         debt                                          (176)        -
        Interest income                               1,246     1,170
        Adjustment related to California
         investigation settlement                         -         -
                                                   --------- ---------
              Total other expenses, net             (25,970)  (29,642)
                                                   --------- ---------
Income before provision for income taxes and
 discontinued operations                             21,693     9,906
Provision for income taxes                              536     1,853
                                                   --------- ---------
Income before discontinued operations                21,157     8,053
Discontinued operations, net of taxes: 2004 -
 $(59); 2003 - $0                                     3,243     1,930
                                                   --------- ---------
Net income                                          $24,400    $9,983
                                                   ========= =========
Net income (loss) per share of common stock:
Basic:
        Before discontinued operations                $0.20     $0.08
        Discontinued operations, net of taxes          0.03      0.01
                                                   --------- ---------
        Net income per share of common stock          $0.23     $0.09
                                                   ========= =========
        Shares used to compute basic net income
         per share                                  108,039   107,142
                                                   ========= =========
Diluted:
        Before discontinued operations                $0.19     $0.07
        Discontinued operations, net of taxes          0.03      0.02
                                                   --------- ---------
        Net income per share of common stock          $0.22     $0.09
                                                   ========= =========
        Shares used to compute diluted net income
         per share                                  109,061   107,600
                                                   ========= =========


                      Beverly Enterprises, Inc.
   Projected 2004 Continuing Operations EBITDA Range Reconciliation
                            (In millions)

Projected EBITDA                                       $180.0  $185.0

Depreciation and amortization                            63.0    63.0
Costs related to early extinguishment of debt            40.4    40.4
Interest expense                                         46.1    46.1
Interest income                                          (5.2)   (5.2)
                                                       ------- -------
Pre-tax income                                         $ 35.7  $ 40.7
                                                       ======= =======


                      Beverly Enterprises, Inc.
                       Nursing Facility EBITDA
                            Reconciliation
                            (In millions)

                                                    Three Months Ended
                                                       September 30,
                                                     -----------------
                                                       2004     2003
                                                     -------- --------
Revenues                                             $ 455.7  $ 429.1

EBITDA                                               $  41.2  $  28.5

Depreciation and amortization                           13.5     12.3
Interest expense                                         1.8      3.1
Interest income                                         (0.5)    (0.7)
                                                     -------- --------
Pre-tax income                                       $  26.4  $  13.8
                                                     ======== ========


                           Hospice USA, LLC
                        Projected 2004 EBITDA
                            Reconciliation
                            (In thousands)

Projected EBITDA                                               $2,038

Depreciation and amortization                                     284
Interest expense                                                    -
Interest income                                                     -
                                                               -------
Pre-tax income                                                 $1,754
                                                               =======

    CONTACT: Beverly Enterprises, Inc.
             Investor Relations: James M. Griffith, 479-201-5514 jim_griffith@beverlycorp.com or
             Media: Blair C. Jackson, 479-201-5263
             blair_jackson@beverlycorp.com
             www.beverlycorp.com